UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 16, 2013

MOMENTIVE SPECIALTY CHEMICALS INC.

(Exact Name of Registrant as Specified in Its Charter)

New Jersey

(State or Other Jurisdiction

of Incorporation)

1-71	13-0511250
Commission File Number	(I.R.S. Employer Identification No.)

180 East Broad Street, Columbus, Ohio	43215-3799
(Address of Principal Executive Offices)	(Zip Code)

614-225-4000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On January 16, 2013, Momentive Specialty Chemicals Inc. (the “Registrant”) issued a news release announcing that it will launch a cash tender offer for its Second-Priority Senior Secured Floating Rate Notes due 2014. A copy of such news release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On January 16, 2013, the Registrant also announced, pursuant to Rule 135c of the Securities Act of 1933, as amended (the “Securities Act”), the intent of Hexion U.S. Finance Corp., a wholly-owned subsidiary of the Registrant, to offer $1,100,000,000 aggregate principal amount of 6.625% First-Priority Senior Secured Notes due 2020 through a private placement. A copy of such news release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The Registrant is furnishing the information in this Current Report on Form 8-K to comply with Regulation FD. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Registrant’s filings under the Securities Act or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1	News Release, dated January 16, 2013, announcing Momentive Specialty Chemicals Inc.’s Tender Offer for Second-Priority Senior Secured Floating Rate Notes due 2014

Exhibit 99.2	News Release, dated January 16, 2013, announcing Momentive Specialty Chemicals Inc.’s Proposed $1.1 Billion Debt Offering

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOMENTIVE SPECIALTY CHEMICALS INC.

Date: January 16, 2013	By:	/s/ William H. Carter
William H. Carter
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	News Release, dated January 16, 2013, announcing Momentive Specialty Chemicals Inc.’s Tender Offer for Second-Priority Senior Secured Floating Rate Notes due 2014

99.2	News Release, dated January 16, 2013, announcing Momentive Specialty Chemicals Inc.’s Proposed $1.1 Billion Debt Offering